UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: August 25, 2009

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

In connection with its previously announced debt exchange offer, E*TRADE Financial Corporation (the “Company”) entered into an Indenture dated as of August 25, 2009 (the “Indenture”) between the Company and The Bank of New York Mellon, as trustee, pursuant to which the Company issued new zero coupon convertible debentures as further described below. A copy of the Indenture is filed herewith as Exhibit 4.1.

Item 3.02	Unregistered Sales of Equity Securities

On August 25, 2009, the Company announced the closing of its debt exchange offer for certain of its outstanding interest-bearing notes (the “Exchange Offer”). In connection with the Exchange Offer, the Company issued an aggregate of $1,739,616,000 aggregate principal amount of zero coupon Class A Convertible Debentures due 2019 (the “Class A Debentures”) and $2,255,000 aggregate principal amount of zero coupon Class B Convertible Debentures due 2019 (the “Class B Debentures” and, together with the Class A Debentures, the “Convertible Debentures”) in exchange for $429,616,000 of the Company’s 8% Senior Notes due 2011 and $1,310,000,000 of the Company’s 12.5% Springing Lien Notes due 2017. The issuance of Convertible Debentures was exempt from registration under Section 3(a)(9) of the Securities Act of 1933, as amended. This exemption was available to the Company because the Exchange Offer was conducted with the Company’s existing security holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting the exchange of securities pursuant to the Exchange Offer.

The Class A Debentures and Class B Debentures will be convertible into shares of the Company’s common stock at initial conversion prices of $1.0340 and $1.5510 per share, respectively, but are otherwise identical in all respects. Based upon their respective initial conversion prices, the Class A Debentures will be convertible into 1,682,413,926 shares of the Company’s common stock and the Class B Debentures will be convertible into 1,453,900 shares of the Company’s common stock.

The Company’s press release dated August 25, 2009 related to the closing is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of August 25, 2009 between E*TRADE Financial Corporation and The Bank of New York Mellon, as Trustee

99.1	Press release dated August 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: August 25, 2009	By:	/s/ Karl A. Roessner
	Name:	Karl A. Roessner
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of August 25, 2009 between E*TRADE Financial Corporation and The Bank of New York Mellon, as Trustee

99.1	Press release dated August 25, 2009